EXHIBIT 99.1

Saxon Capital, Inc.
January 30, 2006

FORWARD LOOKING STATEMENTS
Certain information contained herein, reflecting our future plans and strategies, may constitute “forward-looking statements” that are based on current expectations and assumptions. These expectations and assumptions are subject to risks and uncertainty, which could affect our future plans.  Saxon’s actual results and the timing and occurrence of expected events could differ materially from our plans and expectations due to a number of factors, such as changes in overall economic conditions and interest rates, and changes in the applicable legal and
regulatory environment.   Saxon undertakes no duty to update any
forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

INFORMATION & WHERE TO FIND IT
❑
Corporate presentations, company financials, corporate SEC filings and other useful links can be found at www.saxonmortgage.com (click on the Investor Relations link).
❑
Underwriting guidelines, matrices and product profiles can be found at
www.esaxon.com/wholesale/index.jsp (under Matrices).
❑
Securitization program (SAST) information can be found at
www.saxonmortgage.com(click on the Securitization link).  Information available includes:
•
Pricing information and the prospectus for our transactions
•
Remittance statements and transaction profile reports
•
Monthly CPR analysis and actual vs. pricing CPR
•
Quarterly loss reports and loss severity report
•
Prepayment penalty collection and roll rate information

Saxon Capital, Inc.SM
Saxon Mortgage, Inc.®
Saxon Home MortgageSM
Saxon Mortgage Services, Inc.SM

Saxon Capital, Inc.SM

A nationally recognized
wholesale and correspondent
mortgage lending company
Trade name under which Saxon
Mortgage, Inc. conducts retail lending
business, through a network of
regional lending centers and
centralized lending platforms.
A premier mortgage
servicing company
Saxon Capital Holdings, Inc.
(TRS)
Saxon Funding Management, Inc.
(QRS)
SASCO
(ABS Issuer)
SAXON COMPANIES

Data as of 9/30/05
SAXON STRATEGY
❑
Saxon is building a high-quality non-conforming mortgage loan portfolio
•
Portfolio accounting (no on-balance-sheet residual valuation)
•
Holder of the first loss/residual risk (below BBB– credit risk)
•
Proactively manage the credit risk through our “Life of the Loan Credit Risk Management”
philosophy
•
Nine years of performance history in our enterprise data warehouse
❑
Improve efficiencies and reduce costs
•
Initiated restructuring of operations by combining wholesale & retail operations (2005)
•
I-deals – new automated underwriting engine (2005)
•
MRG – automated closing doc generation and delivery (2005)
•
Netox – new origination platform (Q1-2006)
•
elock – automated lock function (Q2-2006)
❑
Grow 3rd party servicing
•
Managed growth
•
Utilize capacity in Texas and Virginia servicing centers
-
Texas capacity of $30B; currently at 76% capacity
-
Virginia capacity of $20B; currently at 17% capacity
❑
Expansion of whole-loan purchase program

Diluted EPS
($0.22)
$0.94
$2.16
$2.89
$1.24
2001 (Q3-Q4)
2002
2003
2004
YTD 2005

Return on Equity
-2.1%
10.2%
20.6%
21.9%
13.1%
4Q 2001
2002
2003
2004
YTD 2005

Revenues
$26,691
$134,503
$211,401
$235,031
$169,324
7/6/01 to 12/31/01
2002
2003
2004
YTD 2005

Shareholders' Equity (000's)
$261,883
$288,348
$346,048
$612,828
$660,274
2001
2002
2003
2004
YTD 2005

Saxon Capital, Inc.

Data as of 9/30/05
FINANCIAL METRICS

Sept 30, 2005	Dec 31, 2004
Assets:	Cash	$ 9,493	$ 12,852
	Accrued interest receivable	56,784	56,132
	Receivable from trust	130,117	112,062
	Mortgage loan portfolio:		
	Mortgage loans held prior to securitization	214,485	789,699
	Securitized mortgage loans	6,055,771	5,237,921
	Gross mortgage loan portfolio	6,270,256	6,027,620
	Loan loss reserve	(49,175)	(37,310)
	Net mortgage loan portfolio	6,221,081	5,990,310
	Servicing related advances	11,592	16,887
	Securitized servicing related advances	144,220	96,242
	Total servicing related advances	155,812	113,129
	Restricted cash	142,233	1,496
	Mortgage servicing rights, net	138,943	98,995
	Real estate owned	26,654	24,860
	Deferred tax asset	56,767	27,825
	Derivative assets	33,919	11,801
	Other assets	65,787	89,670
	Total assets	$ 7,037,590	$ 6,539,131
Liabilities:	Accrued interest payable	$ 7,044	$ 8,045
	Dividends payable	-	28,909
	Warehouse financing	144,100	600,646
	Securitization financing	6,195,417	5,258,344
	Derivative liabilities	5,262	1,809
	Note payable	-	-
	Deferred tax liability	-	-
	Other liabilities	25,493	22,449
	Total liabilities	6,377,316	5,920,202
Shareholders' Equity:	Common stock, $0.01 par value, 100,000,000 shares authorized; shares issued and outstanding: 49,980,135 and 49,849,386 as of September 30, 2005 and December 31, 2004, respectively	501	498
	Additional paid-in capital	632,702	625,123
	Other comprehensive income, net of taxes	22,932	(3,842)
	Dividends declared	(170,395)	(114,641)
	(Accumulated deficit) retained earnings	174,534	111,791
	Total shareholders' equity	660,274	618,929
	Total liabilities and shareholders' equity	$ 7,037,590	$ 6,539,131

Saxon Capital, Inc.

Data as of 9/30/05
CONDENSED CONSOLIDATED BALANCE SHEET

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2001
2002
2003
2004
YTD 2005
REMIC
Owner Trust

$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
2001
2002
2003
2004
YTD 2005
Owned
Third Party

	2001	2002	2003	2004	YTD 2005
Volume ($B)	$2.33	$2.48	$2.84	$3.49	$2.44
Wholesale	41.4%	45.0%	41.0%	42.9%	46.0%
Retail	19.2%	28.0%	27.0%	27.6%	22.6%
Correspondent - Flow	15.2%	17.0%	25.0%	24.3%	26.7%
Correspondent - Bulk	24.2%	10.0%	7.0%	5.2%	4.7%
	100%	100%	100%	100%	100%

Top 5 States by Funded Volume - YTD 2005		
State	Loan Amount - Original	Percent
CA	564,162,559	22.58%
MD	332,463,510	13.31%
FL	249,307,701	9.98%
VA	204,540,282	8.19%
NY	109,665,294	4.39%
		58.45%

Saxon Capital, Inc.

Owned Portfolio Growth
Servicing Portfolio
Volume & Channel Mix
State Concentration
$20.2B
= 77%
$6.2B
= 23%
Data as of 9/30/05
PORTFOLIO SUMMARY

Credit Score	Funded Volume (000's)	% of Total Funded Volume	WAC - Fixed	WAC - ARM	WA CREDIT SCORE	WA CLTV
>650	$203,210	23.97%	7.44%	6.88%	687	82.55%
601-650	$295,447	34.85%	7.37%	6.98%	624	80.98%
551-600	$239,325	28.23%	7.58%	7.37%	576	77.37%
526-550	$62,226	7.34%	8.41%	7.99%	537	73.93%
<525	$45,779	5.40%	8.76%	8.76%	511	69.84%
N/A**	$1,102	0.13%	9.85%	8.46%	N/A	61.91%
Totals	**$847,767**	**100%**	**7.51%**	**7.27%**	**613**	**79.18%**

** These loans have unavailable credit scores

WA = Weighted Average

Stated Doc
23%
Limited Doc.
2%
Full Doc.
75%

Fixed
25%
2 Yr Hybrid
27%
40/30 ARM
3%
3-5 Yr Hybrid
9%
I/O ARM
36%

Saxon Capital, Inc.

Data as of 9/30/05
QUARTERLY PRODUCTION STATISTICS

SAST 2005-01			SAST 2005-02			SAST 2005-03			SAST 2005-04		
	Arm	Fixed	Total	Arm	Fixed	Total	Arm	Fixed	Total	Arm	Fixed	Total
Fixed vs ARM%	87%	13%	100%	85%	15%	100%	80%	20%	100%	78%	22%	100%
Loan Count	4,492	1,081	5,573	4,288	1,199	5,487	3,552	1,261	4,813	2,409	954	3,363
Sched Bal	872,877,877	127,093,750	999,971,627	835,271,408	144,719,081	979,990,489	720,148,992	179,850,335	899,999,327	499,525,880	140,468,569	639,994,449
Avg Scheduled Balance	194,318	117,571	179,431	194,793	120,700	178,602	202,745	142,625	186,993	207,358	147,242	190,305
WTD Avg Credit Score	614	618	615	607	616	608	610	620	612	608	614	609
WTD Avg Coupon	6.84	7.40	6.91	7.20	7.51	7.24	7.23	7.30	7.24	7.74	7.73	7.73
WTD Avg Gross Margin	5.66		5.66	5.88		5.88	5.94		5.94	6.12		6.12
WTD LTV	79.57	75.68	79.08	78.5	77	78.28	79.37	77.65	79.02	79.4	75.67	78.58
WTD CLTV	83.79	77.07	82.94	82.02	77.81	81.4	82.18	78.46	81.44	82.5	77.71	81.45
LTV > 80%	35.48%	32.46%	35.10%	35.40%	38.93%	35.92%	39.77%	40.37%	39.89%	38.41%	38.51%	38.43%
LTV > 90%	5.69%	4.99%	5.60%	6.47%	7.78%	6.67%	10.71%	11.34%	10.84%	8.82%	8.01%	8.65%
LTV > 95%	1.39%	0.83%	1.32%	1.64%	1.66%	1.64%	3.07%	3.86%	3.23%	3.16%	2.51%	3.02%
WTD Avg DTI Total	40.17	38.4	39.94	40.36	39.6	40.25	40.38	38.93	40.09	40.94	39.19	40.55
40/30 Balloon %							3.34%	5.18%	3.71%	20.76%	14.25%	19.33%
% Silent 2nds	23.15%	7.72%	21.19%	19.23%	4.52%	17.05%	15.66%	4.78%	13.49%	16.40%	8.50%	14.66%
WTD Avg Periodic Cap	1.02		1.02	1.02		1.02	1.03		1.03	1.03		1.03
WTD Avg Life Cap	6.05		6.05	6.06		6.06	6.06		6.06	6.07		6.07
WTD Avg Initial Cap	2.91		2.91	2.92		2.92	2.91		2.91	2.90		2.90
WTD Avg Life Floor	6.11		6.11	6.35		6.35	6.21		6.21	6.48		6.48
WTD Avg Life Ceiling	12.9		12.9	13.25		13.25	13.28		13.28	13.8		13.8
% Full Doc	69.97%	80.76%	71.34%	71.74%	86.19%	73.87%	72.59%	82.23%	74.52%	62.21%	78.69%	65.83%
% Stated Doc	27.29%	14.66%	25.68%	25.40%	10.01%	23.13%	25.73%	14.36%	23.46%	32.66%	16.45%	29.10%
% Purchase	24.34%	4.56%	21.82%	23.20%	3.77%	20.33%	19.31%	5.80%	16.61%	20.63%	5.46%	17.30%
% Cash Out	71.38%	89.65%	73.70%	72.32%	87.72%	74.60%	77.25%	88.68%	79.53%	74.63%	89.14%	77.81%
% Owner Occ	97.84%	97.41%	97.79%	96.77%	97.28%	96.84%	96.87%	97.27%	96.95%	95.68%	97.13%	95.99%
% Investor	1.88%	2.06%	1.90%	2.86%	2.52%	2.81%	2.49%	2.20%	2.43%	3.99%	1.93%	3.53%
% IO	49.10%	5.00%	43.50%	48.58%	3.96%	41.99%	48.72%	6.07%	40.20%	34.57%	1.95%	27.41%
% with PPMT Penalty	69.13%	74.76%	69.84%	64.23%	71.19%	65.26%	60.89%	77.32%	64.17%	62.38%	81.43%	66.56%
Single Family Att/ Det	75.32%	88.26%	76.97%	72.92%	85.45%	74.77%	71.40%	81.83%	73.49%	72.70%	83.55%	75.08%
A- or Better	87.44%	91.30%	87.93%	87.98%	93.10%	88.73%	87.00%	90.94%	87.79%	88.67%	90.45%	89.06%
A+	53.65%	57.06%	54.08%	65.75%	72.63%	66.76%	64.80%	73.10%	66.46%	65.91%	71.63%	67.17%
A	15.25%	17.40%	15.52%	11.45%	9.51%	11.16%	11.31%	9.61%	10.97%	12.11%	11.33%	11.94%
A-	18.55%	16.85%	18.33%	10.78%	10.96%	10.80%	10.89%	8.23%	10.36%	10.65%	7.49%	9.96%
B	5.37%	3.44%	5.12%	4.24%	2.59%	3.99%	4.83%	2.25%	4.31%	3.77%	2.84%	3.57%
C	1.55%	1.16%	1.50%	2.06%	0.41%	1.82%	3.32%	1.52%	2.96%	3.87%	2.33%	3.53%
D	0.50%	0.29%	0.48%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Saxon Capital, Inc.

2005 SAST COLLATERAL SUMMARY

Credit Score*	YTD 2005	2004	2003	2002	2001	2000	1999
> 650	26.16%	31.11%	44.32%	29.19%	17.94%	6.61%	5.51%
601-650	34.04%	30.94%	20.56%	24.56%	18.48%	11.19%	14.57%
551-600	27.10%	23.35%	23.22%	29.28%	35.65%	40.93%	44.47%
526-550	7.30%	7.84%	7.35%	11.08%	16.60%	23.06%	19.85%
< 525	5.28%	6.40%	4.16%	5.89%	11.33%	18.21%	15.58%
Other	0.13%	0.36%	0.39%	-	-	-	-

Saxon Capital, Inc.™

Saxon began classifying its production by credit score beginning with quarter ended 6/30/2004.
Data as of 9/30/05
CREDIT SCORE MIGRATION

35%
30%
25%
20%
15%
10%
5%
0%
Serious Delinquency %
2000
2001
1999
2002
1998
2003
Saxon
2004
2005
1996-1997
1
8
15
22
29
36
43
50
57
64
71
78
85
92
99
Time (in months)

Saxon Capital, Inc.

Outstanding Portfolio Balance by Year:
1996 – 2000 = 8.0%                                                2003 = 14.8%
2001 = 4.8%                                                                        2004 = 33.6%
2002 = 7.3%                                                                         2005 = 31.5%
Data as of 9/30/05
STATIC POOL DELINQUENCEY

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Original Balance
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 67 70
Time (in months)
SAX 2001
SAX 2002
SAX 2003
SAX 2004
2001 Proj
2002 Proj
2003 Proj
2004 Proj

Saxon Capital, Inc.

Data as of 9/30/05
STATIC POOL LOSSES BY FUNDED YEAR

Decline in Asset value= 1- Sales Price/UPB
Severity = Losses / UPB

Loss Severity
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
597
1182
520
650
1119
1022
605
668
732
633
444
216
259
133
65
86
70
22
5
2
Severity - Top 5 States
2001-02 to 2005-02
DAV 0.37%
Liq Exp 9.03%
Advances 11.09%
Total 20.49%
Loans in a Security
4,726 8,735 3,726 4,695 7,821 6,861 4,433 4,697 5,768 5,846 7,249 4,613 7,049 4,887 3,667 6,311 7,544 7,623 5,490 4,369
1999-02 1999-03 1999-05 2000-01 2000-02 2000-03 2000-04 2001-01 2001-02 2001-03 2002-01 2002-02 2002-03 2003-01 2003-2 2003-3 2004-1 2004-2 2004-3 2005-02 Total
Decline In Asset Value
Liquidation Expenses
Interest Advances

Saxon Capital, Inc.

Data as of 9/30/05
Divestiture from Dominion
HISTORICAL LOSS SEVERITY

UNDERWRITING
❑
Underwriting
•
3 operations centers – VA, TX, CA
•
Automated U/W system
•
Automated review for borrower fraud using Appintell’s DISSCO system
•
Automated review of property valuation using Appintell’s VALVERIFY system
•
Automated review of appraisers against bad appraiser list
•
Full file review by underwriters (post automated u/w approval) to:
-
Identify misrepresentation
-
Review appraisals
-
Ensure satisfaction of conditions
•
Exceptions to Automated U/W system:
-
Approximately 20% of production
-
Require countersignature from senior underwriters or management
-
Performance monitoring drives pricing engine rate adjustments

QUALITY CONTROL
❑
Post Funding Quality Control
•
Adversely selects 10+% of closed loans submitted for purchase based upon LTV ratio, seller, geographic location, product and collateral
•
Use a statistically based software, Cogent, which allows an adverse selection while maintaining a statistical sampling of the entire month’s production.
•
Subjects audited files to re-verification of all major underwriting components such as income, employment, collateral value and cash to close.
❑
DRIP
•
Monthly meetings of senior managers of Underwriting, QC and Servicing
•
Review loans recommended for foreclosure to determine any adverse trends
❑
Investigation Unit
•
Performs pre-funding investigations of loans referred by underwriting
•
Performs 100-150 investigations a month on average
•
Reviews 100% of early payment default loans (loans which are 60 days delinquent within the first 90 days) for material misrepresentation/fraud
•
Performs investigations on loans referred by the DRP Committee at SMSI and every first and second payment default

•
SAX has a culture
of discipline in
growth, credit, and
servicing.
•
Creating assets
for our balance
sheet and
managing a REIT
require similar
discipline.
•
SAX has a
servicing platform
that is highly
rated and
scalable.
•
Servicing
business will grow
TRS and SAX
equity base.
•
SAX has been
building its
on-balance sheet
portfolio since
2001, but has
been a holder of
Pre-NIM residual
risk since 1996.
•
Portfolio at
9/30/05 is $6.2
billion.
•
SAX’s
management
team has one of
the strongest
reputations in the
industry.
•
Team has been
together since
pre-divestiture.
Strong
Management
Existing
Portfolio
Servicing
Platform
Discipline
SUMMARY